Exhibit 99.2

                             JOINT FILER INFORMATION


Name: GSC RIIA, LLC

Address:  500 Campus Drive
          Suite 220
          Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2008

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]


                              GSC RIIA, LLC

                              By:  GSCP (NJ) Holdings, L.P., its sole member

                              By GSCP (NJ), Inc., its general partner


                              By: /s/ David L. Goret
                                  ------------------------
                                  Name: David L. Goret
                                  Title: Senior Managing Director and Secretary

                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2008

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]



                               GSCP (NJ), L.P.


                               By GSCP (NJ), Inc., its general partner

                               By: /s/ David L. Goret
                                   ------------------------
                                   Name: David L. Goret
                                   Title: Senior Managing Director and Secretary

                             JOINT FILER INFORMATION

Name: GSCP (NJ) Holdings, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2008

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]



                               GSCP (NJ) HOLDINGS, L.P.

                               By GSCP (NJ), Inc., its general partner


                               By: /s/ David L. Goret
                                   ------------------------
                                   Name: David L. Goret
                                   Title: Senior Managing Director and Secretary

                             JOINT FILER INFORMATION


Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2008

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]


                               GSCP (NJ), Inc.

                               By: /s/ David L. Goret
                                   ------------------------
                                   Name: David L. Goret
                                   Title: Senior Managing Director and Secretary

                             JOINT FILER INFORMATION

Name:  GSC Group, Inc.

Address:  500 Campus Drive,
          Suite 220
          Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2008

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]


                               GSC GROUP, INC.

                               By: /s/ David L. Goret
                                   ------------------------
                                   Name: David L. Goret
                                   Title: Senior Managing Director and Secretary

                             JOINT FILER INFORMATION

Name:  GSC Active Partners Holdings, L.P.

Address:  500 Campus Drive,
          Suite 220
          Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2008

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]

                             GSC ACTIVE PARTNERS HOLDINGS, L.P.

                             By: GSC Active Partners, Inc., its general partner

                               By: /s/ David L. Goret
                                   ------------------------
                                   Name: David L. Goret
                                   Title: Managing Director and Secretary

                             JOINT FILER INFORMATION


Name:  GSC Active Partners, Inc.

Address:  500 Campus Drive,
          Suite 220
          Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2008

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]


                               GSC ACTIVE PARTNERS, INC.

                               By: /s/ David L. Goret
                                   ------------------------
                                   Name: David L. Goret
                                   Title: Managing Director and Secretary